UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 30, 2007
Date of Report (Date of earliest event reported)
ATLANTIS PLASTICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-09487	06-1088270

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1870 The Exchange, Suite 200 Atlanta, Georgia	30339

(Address of Principal Executive Offices)	(Zip Code)
(800) 497-7659
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
                    We appointed V.M. “Bud” Philbrook, 53, as our President and Chief Executive Officer effective May 30, 2007. Mr. Philbrook has served as our President and Chief Operating Officer since September 2006. Prior to that, Mr. Philbrook served as our President of Operations from May 2006 to September 2006. Mr. Philbrook joined our company in November 2003 as President of our Plastic Films Group. From October 2002 until October 2003, Mr. Philbrook was President and Chief Executive Officer of Plassein International, Inc. From October 2000 until October 2002, Mr. Philbrook served initially as Executive Vice President and later as Group Vice President of Consumer Packaging, North America, a diversified packaging unit of Huhtamaki Packaging Worldwide. From May 1998 through September 2000, Mr. Philbrook was President of Van Leer Flexibles, L.P., a specialty films business. From 1987 through 1997, Mr. Philbrook held various positions with The Chinet Company, a disposable packaging subsidiary of Van Leer Packaging Worldwide.
                    We currently have no employment agreement with Mr. Philbrook. On May 30, 2007, the Compensation Committee of our Board of Directors approved an annual base salary of $375,000 for Mr. Philbrook. In addition, the Compensation Committee granted Mr. Philbrook an option to purchase 75,000 shares of our common stock at an exercise price equal to the closing price of our common stock on the date of grant. Mr. Philbrook’s other compensation components and benefits are similar to our other executive officers, which are described in our most recent proxy statement filed with the Securities and Exchange Commission on April 30, 2007.
                    There are no family relationships between Mr. Philbrook and any director or executive officer of our company which would require disclosure under Item 401(d) of Regulation S-K and no transactions between Mr. Philbrook or any of his immediate family members and us which would require disclosure under Item 404(a) of Regulation S-K.
                    Effective May 30, 2007, Earl W. Powell, our Chairman of the Board, resigned as our Interim Chief Executive Officer.
                    On May 30, 2007, we issued a press release announcing the appointment of Mr. Philbrook as our President and Chief Executive Officer and the resignation of Mr. Earl W. Powell as our Interim Chief Executive Officer. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Exhibits.

Exhibit
Number
99.1	Press Release from Atlantis Plastics, Inc., dated May 30, 2007, entitled “Atlantis Plastics Announces New Officer Appointment”

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SIGNATURES
               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIS PLASTICS, INC.
Date: June 4, 2007	By:	/s/ Bud Philbrook
V.M. “Bud” Philbrook
President and Chief Executive Officer

Date: June 4, 2007	By:	/s/ Paul G. Saari
Paul G. Saari
Senior Vice President, Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number
99.1	Press Release from Atlantis Plastics, Inc., dated May 30, 2007, entitled “Atlantis Plastics Announces New Officer Appointment”

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